UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2008 (April 7, 2008)

Theater Xtreme Entertainment Group, Inc.
______________________________________________
(Exact name of Registrant as specified in its charter)

Florida	000-26845	65-0913583
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

250 Corporate Boulevard, Suites E &F, Newark, DE		19702
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		(302) 455-1334

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◘ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◘ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◘ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◘ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________________________________________________________________

This Current Report on Form 8-K and other reports filed from time to time with the Securities and Exchange Commission by Theater Xtreme Entertainment Group, Inc., a Florida corporation (the “Registrant”), contains certain forward-looking statements and information currently available to, and beliefs of, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management regarding the Registrant’s financial condition, future operating performance, results of operations and other statements that are not statements of historical fact. The words “expect”, “project”, “estimate”, “believe”, “anticipate”, “intend”, “plan”, “forecast” or the negative of these terms and similar expressions and variations thereof are intended to identify such forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may vary significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01  Entry Into a Material Definitive Agreement

On April 9, 2008, Registrant entered into a Consulting Agreement with Draco Financial LLC (“Draco”) to assist and consult with the Registrant in matters concerning corporate finance, investor communications and public relations (the “Draco Agreement”).  As sole consideration for these services, the Registrant agreed to issue to Draco, an accredited investor, 500,000 shares of the Registrant’s common stock.

The foregoing discussion is qualified in its entirety by reference to the Draco Agreement, which is attached as an exhibit to this Current Report.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Chief Executive Officer; Appointment of Chief Executive Officer

On April 7, 2008, Scott Oglum resigned as Chairman of the board of directors and Chief Executive Officer of the Registrant, retaining the title of Founder and remaining a director of the Registrant.  Mr. Oglum indicated his resignation was tendered based upon the Registrant’s need for a broader network of resources to access growth capital and the need for executive leadership with core competencies in larger retail trade operations.  Accordingly, on April 7, 2008, the Registrant’s board of directors appointed the Registrant’s President, Robert Oberosler, to serve as Chairman of the board of directors and Chief Executive Officer of the Registrant, retaining his current title of President, until his successor is appointed.

There was no arrangement or understanding between Mr. Oberosler and any other person pursuant to which Mr. Oberosler was selected as Chief Executive Officer of the Registrant.  There is no family relationship between Mr. Oberosler and any director, executive officer, or person nominated or chosen by the Registrant to become a director or executive officer of the Registrant.

From 1998 to 2008, Mr. Oberosler held various officer positions with Pathmark Stores, Inc., a leading supermarket chain with 141 stores in the New York – New Jersey and Philadelphia metro areas.  Specifically, from 1998 to 2001, he served as Senior Vice President - Asset Management; from 2001 to 2005, he served as Senior Vice President - Store Operations; from 2005 to 2006, he served as Senior Vice President - Asset Management & Special Projects, from 2006 - February 2008, he served as Senior Vice President - Distribution, Logistics & Asset Management.

The Registrant has not entered into any transactions with Mr. Oberosler that would require disclosure pursuant to Item 404(a) of Regulation S-K under the Exchange Act.

Election of Directors

On April 7, 2008, Registrant’s board of directors, by unanimous written consent, increased the total number of directorships of the Registrant’s board of directors from five to seven, creating two vacancies.  On that same date, the board elected the Registrant’s President and Chief Executive Officer, Robert Oberosler, and Mr. Vincent Pipia, to serve as directors of the Registrant until their respective successors are elected, with Mr. Obersosler appointed as Chairman of the board of directors.

There was no arrangement or understanding between Mr. Obersosler or Mr. Pipia and any other persons pursuant to which Mr. Oberosler or Mr. Pipia were selected as directors.  The Registrant has not entered into any transactions with Mr. Pipia or Mr. Oberosler that would require disclosure pursuant to Item 404(a) of Regulation S-K under the Exchange Act.

Mr. Pipia currently serves as Director of Capital Markets and oversees the investment banking operations of American Capital Partners, LLC, an investment banking firm located in Happaugue, New York.

The Registrant has not entered into any material plan, contract or arrangement to which Mr. Oberosler is a party or in which he participates and in connection with which he would receive compensation or any grant or award, other than as reported in the Registrant’s Current Report on Form 8-K filed on March 11, 2008.

On April 7, 2008, the Registrant’s board of directors granted Mr. Pipia an option to purchase 50,000 shares of the Registrant’s common stock at an exercise price of $0.40 per share as compensation for his services as a director.  The option has a term of ten years and vests annually in four equal increments over the four-year period from the date of grant.  Other than this option, the Registrant has not entered into any material plan, contract or arrangement to which Mr. Pipia is a party or in which he participates and in connection with which he would receive compensation or any grant or award.

Item 7.01                      Regulation FD Disclosure

On April 8, 2008, the Registrant issued a press release describing (i) the Registrant’s plans for expansion of its retail operations and the challenges inherent therein, (ii) the resignation of Mr. Oglum as Chairman and Chief Executive Officer and his retention of the title of Founder, (iii) the appointment of Messrs. Oberosler and Pipia to the Registrant’s board of directors, and (iv) the election of Mr. Oberosler as Chairman and Chief Executive Officer of the Registrant.  The press release is attached as an exhibit to this Current Report.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

Exhibit                                 Description

10.1	Consulting Agreement, dated April 9, 2008, with Draco Financial, LLC

99.1	Press Release Dated April 8, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Theater Xtreme Entertainment Group, Inc. (Registrant)

April 10, 2008	By:	/s/ James J. Vincenzo
	Name:	James J. Vincenzo
	Title:	Chief Financial Officer